UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2007

HSBC Home Equity Loan Corporation II

(Exact name of the registrant as specified in its charter)

Delaware	333-132348-01	36-4082355
(State or other jurisdiction of incorporation of registrant)	(Commission File Number of registrant)	(I.R.S. Employer Identification No. of registrant)
2700 Sanders Road Prospect Heights, Illinois		60070
(Address of principal executive offices of registrant)		Zip Code

Registrant's telephone number, including area code (847) 564-5000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K amends and restates the registrant’s original Current Report on Form 8-K filed June 14, 2007 (the “Original Form 8-K”) to correct the location of the investor presentation from San Diego, California to San Francisco, California and Sacramento, California.

Item 7.01 Regulation FD Disclosure.

At 6:00 a.m. PST on June 12, 2007, HSBC Home Equity Loan Corporation II, a Delaware Corporation, the co-registrant and depositor identified in a registration statement on Form S-3 (File No. 333-132348-01) relating to the issuance of closed-end home equity loan asset backed securities as filed with the Securities and Exchange Commission on June 15, 2006, made an investor presentation in San Francisco, California and Sacramento, California providing general information concerning the HSBC Consumer Lending operations. A copy of the investor presentation is included in this Form 8-K as Exhibit 99.1.

This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such a filing.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell Company Transactions. Not applicable.
(d)	Exhibits.
	Exhibit No.	Description
	99.1	Investor Presentation.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC HOME EQUITY LOAN CORPORATION II, co-registrant
By: /s/ David J. Hunter Name: David J. Hunter Title: Vice President and Assistant Treasurer
Dated: June 18, 2007

Exhibit Index

Exhibit No.	Description
99.1	Investor Presentation.

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